Exhibit 10 (f)

                             THE WEST COMPANY, INCORPORATED
                  AMENDMENT NO. 1 TO NON-QUALIFIED QUALIFIED DEFERRED
                        COMPENSATION PLAN FOR OUTSIDE DIRECTORS

    The West Company, Incorporated (the "Company") hereby adopts effective as of April 28, 1998 this Amendment No. 1 (this "Amendment") to the Non-Qualified Deferred Compensation Plan For Outside Directors (the "Plan")

1. The Plan is hereby amended to add a new Paragraph 5(c), which shall read in its entirety as follows:

         5....

         (c)     (i)      In  the event  of a Change in Control (as defined
herein), the full value of any Director's "B" Account shall be credited to an "A" Account for that Director. The value of the "B" Account shall be determined using the Fair Market Value (as defined in Paragraph 5(a)(ii) hereof) of the Company's common stock on the day before the effective date of the Change in Control.

                 (ii) A "Change in Control" shall mean a change in control of a nature that would be required to be reported in response to
Item 1 of the Current Report on Form 8-K as in effect on April 28, 1998 pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the "Act"), provided, that, without limitation, a Change in Control shall be deemed to have occurred if:

                         (A)     any "Person" (as such term is used in
Sections 13(d) and 14(d) of the  Act), other than:

                                 (1)      the Company,

                                 (2)      any Person who on the date hereof
                                          is a director  or officer of the
                                          Company, or

                                 (3)      a trustee or fiduciary holding
                                          securities under an employee
                                          benefit plan of the Company,

                          (B)     is or  becomes the "beneficial owner,"
(as defined in Rule 13-d3 under the Act), directly or indirectly, of securities of the Company representing more than 50% of the combined voting power of the Company s then outstanding securities; or

                          (C)     during any period of two consecutive years
during the term of this Agreement, individuals who at the beginning of such period constitute the board of directors of the Company cease for any reason to constitute at least a majority thereof, unless the election of each director who was not a director at the beginning of such period has been approved in advance by directors representing at least two-thirds of the directors then in office who were directors at the beginning of the period; or

                           (D)     the shareholders of the Company approve:
(A) a plan of complete liquidation of the Company; or (B) an agreement for the sale or disposition of all or substantially all of the Company' assets; or (C) a merger, consolidation, or reorganization of the Company with or involving any other corporation, other than a merger, consolidation, or reorganization that would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity), at least fifty percent (50%) of the combined voting power of the voting securities of the Company (or the surviving entity, or an entity which as a result of such transaction owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries) outstanding immediately after such merger, consolidation, or reorganization.

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2.       Except as  otherwise set forth in Paragraph 1  of this Amendment, the Plan shall remain in full force and effect in accordance with its terms.

                                         THE WEST COMPANY, INCORPORATED


                                    By: _______________________________
                                        John R. Gailey III, Secretary